                                                                     EXHIBIT 23
                                                                   (10/3/97 8-K)


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements of Applied Power Inc. on Forms S-8 No. 33-18140, No. 33-21250, No. 33-24197, No.
33-38719, No. 33-38720 and No. 33-62658 of our report dated May 9, 1997 incorporated by reference in the Annual Report on Form 10-K of Versa Technologies, Inc. for the year ended March 31, 1997.



DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
October 20, 1997